UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2014

BJ’S RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

California	0-21423	33-0485615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7755 Center Avenue, Suite 300

Huntington Beach, CA 92647

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 500-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 27, 2014, BJ’s Restaurants, Inc. (the “Company”) hosted an Analyst Day and presented certain financial and other information regarding the Company. A copy of the presentation is attached to this report as Exhibit 99.1.

The information in this Form 8-K and Exhibit attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

The following information is furnished pursuant to Item 7.01 of Form 8-K.

The Company has prepared presentation materials (the “Analyst Day Presentation”) that management may use from time to time on or after February 27, 2014, in presentations about the Company’s operations and performance. The Company may use the Analyst Day Presentation, possibly with modifications, in presentations to current and potential investors, business partners, vendors, employees and others with an interest in the Company and its business.

The information contained in the Analyst Day Presentation is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that the Company may make by press release or otherwise from time to time. The Analyst Day Presentation speaks as of the date of this Report and the Company specifically disclaims any obligation to update the Analyst Day Presentation.

By furnishing this Current Report on Form 8-K and furnishing the Analyst Day Presentation, the Company makes no admission as to the materiality of any information in this Report, including without limitation the Analyst Day Presentation. The Analyst Day Presentation may contain forward-looking statements. See the Analyst Day Presentation for a discussion of certain forward-looking statements that may be included therein and the risks and uncertainties related thereto.

The Analyst Day Presentation is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference. The information set forth in this Report, including without limitation the Analyst Day Presentation, is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Analyst Day Presentation dated February 27, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ’S RESTAURANTS, INC.

Date: February 27, 2014

	By:	/s/ Gregory A. Trojan
Gregory A. Trojan,
Chief Executive Officer and President

	By:	/s/ Gregory S. Levin
Gregory S. Levin,
Executive Vice President, Chief Financial Officer